SUBSEQUENT EVENT	6 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENT

20.	SUBSEQUENT EVENT

The Group has evaluated subsequent events through September 24, 2025, which is the date when the unaudited condensed consolidated financial statements are available to be disclosed.

On June 9, 2025, the Securities and Exchange Commission declared effective Julong Holding’s Registration Statement on Form F-1. On July 2, 2025, the Company consummated the initial public offering of 1,250,000 ordinary shares at a price of US$4.0 per share, generating net proceeds of approximately US$3.4 million after deducting underwriting discounts and commissions and offering expenses. the underwriter has exercised its over-allotment option in full to purchase an additional 187,500 Class A ordinary shares at the public offering price from the Company, bringing additional gross proceeds of US$750,000 to the Company before deducting underwriting discounts and commissions.